                                                                    EXHIBIT 10.9
CONFORMED COPY

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                            INTERCREDITOR AGREEMENT



                                     AMONG


             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

                                      AND

                                THE NOTEHOLDERS


        Re:   $10,000,000 6.82% Senior Secured Notes, Series A,
                              Due August 21, 1999,
              $10,000,000 6.89% Senior Secured Notes, Series B,
                              Due August 21, 2000,
              $10,000,000 7.04% Senior Secured Notes, Series C,
                              Due August 21, 2001,
                                      and
              $20,000,000 7.13% Senior Secured Notes, Series D,
                              Due August 21, 2002
                                       of
                               U.S. RENTALS, INC.



                          Dated as of August 15, 1995


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

                               TABLE OF CONTENTS

Section                        Heading                                 Page
Parties.............................................................     1
Recitals............................................................     1
   Section 1.    Defined Terms......................................     2
   Section 2.    Appointment of Collateral Agent....................     8
   Section 3.    Decisions Relating to Administration and
                 Exercise of Remedies Vested in the Majority
                 Benefited Parties..................................     8
   Section 4.    Application of Proceeds............................    10
   Section 5.    Preferential Payments and Special Trust Account....    12
   Section 6.    Information........................................    13
   Section 7.    Additional Parties.................................    14
   Section 8.    Disclaimers, Indemnity, Etc........................    14
   Section 9.    Invalidated Payments...............................    18
   Section 10.   Miscellaneous......................................    18
Signature Page......................................................    21

                            INTERCREDITOR AGREEMENT

     This INTERCREDITOR AGREEMENT (as amended, restated or otherwise modified from time to time in accordance with the terms hereof, this "Agreement") is dated as of August 15, 1995 and entered into among the Noteholders (as hereinafter defined), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank of America"), as a Lender (as hereinafter defined), and Bank of America National Trust and Savings Association as the Collateral Agent (as hereinafter defined). This Agreement is consented to by U.S. Rentals, Inc., a California corporation ("USR"), by USR's execution of the acknowledgment hereto.


                                   RECITALS

     WHEREAS, USR and Bank of America (together with any Successor Lenders (as hereinafter defined) party thereto from time to time, the "Lenders"), have entered into the First Amended and Restated Credit Agreement dated as of August 11, 1995 (said agreement, as it may hereafter be amended, restated or otherwise modified from time to time (the "Existing Credit Agreement") and together with any Successor Credit Agreement, as hereinafter defined, the "Credit Agreement").

     WHEREAS, USR has entered into the Note Agreements (as amended, restated or otherwise modified from time to time, the "Note Agreement") dated as of the date of this Agreement with the Noteholders, pursuant to which the Noteholders have agreed to purchase USR's (i) $10,000,000 6.82% Senior Secured Notes, Series A, Due August 21, 1999, (ii) $10,000,000 6.89% Senior Secured Notes, Series B,
Due August 21, 2000, (iii) $10,000,000 7.04% Senior Secured Notes, Series C,
Due August 21, 2001 and (iv) $20,000,000 7.13% Senior Secured Notes, Series D, Due August 21, 2002 (collectively, the "Senior Notes").

     WHEREAS, the Lenders have consented to the transactions contemplated hereby and by the Note Agreement and Noteholders' Security Agreement (as hereinafter defined).

     WHEREAS, the loans made by Bank of America to USR are secured pursuant to a Revised, Amended and Restated Security Agreement Receivables, Inventory, Equipment and Documents dated as of September 30, 1990 (said agreement as it may hereafter be amended, restated or otherwise modified from time to time being herein referred to as the "Security Agreement"), between USR and Bank of America, pursuant to which USR has granted a security interest to the Bank of America in the collateral described in said Security Agreement to secure the obligations of USR under the Credit Agreement;

     WHEREAS, it is a condition precedent to the purchase of the Senior Notes by the Noteholders under the Note Agreement and to the consent of Bank of America to the issuance, sale and delivery of the Senior Notes by USR and the execution and delivery of this Agreement by the Collateral Agent that USR enter into a Second Amended and Restated Security Agreement Re: Receivables, Inventory, Equipment and Documents dated as of the date of this Agreement (said agreement as it may hereafter be amended, restated or otherwise modified from time to time being herein referred to as the "Amended and

Restated Security Agreement") to secure the obligations of USR under the Credit Agreement and to secure the obligations of USR under the Note Agreement and the Senior Notes.

     WHEREAS, the Lenders and the Noteholders (individually a "Party" and collectively the "Parties") have agreed that the Credit Obligations (as hereinafter defined) and the Senior Note Obligations (as hereinafter defined) shall be secured pari passu pursuant to the Amended and Restated Security Agreement; the Parties desire that Bank of America National Trust and Savings Association shall be the collateral agent (the "Collateral Agent") to act on behalf of all Parties regarding the Collateral, all as more fully provided herein; and the Parties have entered into this Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship between the Parties regarding their pari passu interests in the Collateral.

     WHEREAS, it is contemplated that the Lenders or other financial institutions (the "Successor Lenders") may enter into one or more agreements with USR either extending the maturity of or refinancing all or any portion of the Credit Obligations or making additional extensions of credit.

     WHEREAS, it is contemplated that the Noteholders or other financial institutions (the "Successor Noteholders") may enter into one or more agreements with USR either extending the maturity of or refinancing all or any portion of the Senior Note Obligations or making additional extensions of credit.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto hereby agree as follows:

SECTION 1.  DEFINED TERMS.

     As used in this Agreement, and unless the context requires a different meaning, capitalized terms not otherwise defined herein have the respective meanings provided for such terms in the Note Agreement and the following terms have the meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

     "Acceleration Premium Obligations" means all obligations of USR to pay a "Make Whole Amount" (as defined in (S)8.1 of the Note Agreement) to the Noteholders as a result of the acceleration of the Senior Note Obligations payable under (S)6.3 of the Note Agreement or any successor provisions thereto.

     "Affiliate," as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement" has the meaning ascribed to that term in the introductory paragraph hereto.

     "Amended and Restated Security Agreement" has the meaning ascribed to that term in the introductory paragraph hereto, and shall include any other agreements or instruments relating to security given with respect to any Benefitted Obligation which are executed and delivered after the date hereof.

     "Bank Documents" means the Credit Agreement, the Credit Notes, the Amended and Restated Security Agreement, the Letters of Credit, any documents delivered pursuant to a Hedging Transaction with a Lender and any other collateral document given to a Lender or the Collateral Agent.

     "Bank of America" has the meaning ascribed to that term in the introductory paragraph hereto.

     "Bankruptcy Proceeding" means, with respect to any Person, a general assignment by such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

     "Benefited Obligations" means (a) all Credit Obligations, (b) all Senior Note Obligations, (c) the outstanding Letter of Credit Usage, (d) all Hedging Exposure and other obligations of USR under or arising in connection with any Interest Rate Protection Agreement, and (e) all other amounts payable by any Grantors under this Agreement and the Amended and Restated Security Agreement (including, without limitation, the reasonable fees and expenses of the Collateral Agent).

     "Benefited Parties" means the holders, from time to time, of the Benefited Obligations.

     "Code" means the Uniform Commercial Code as the same may from time to time be in effect in the State of California.

     "Collateral" means all property and interests in property of the Grantors in which a Lien has been created under the Amended and Restated Security Agreement or the Security Agreement.

     "Collateral Agent" means Bank of America National Trust and Savings Association in its capacity as collateral agent hereunder and any successor collateral agent appointed pursuant to (S)8 hereof.

     "Collateral Agent--Related Persons" means the directors, officers, employees and agents of the Collateral Agent.

     "Credit Agreement" has the meaning ascribed to that term in the introductory paragraph hereto.

     "Credit Notes" means the promissory notes, if any, issued by USR or any other borrower under the Credit Agreement.

     "Credit Obligations" means all outstanding and unpaid obligations of every nature of USR from time to time to the Lenders or any of them under the Credit Agreement, the Credit Notes and any other Bank Documents.

     "Directing Party" means, with respect to any particular instruction given to the Collateral Agent, each Party (and each Benefited Party represented by such Party) that has given such instruction to the Collateral Agent.

     "Enforcement" means the commencement of enforcement, collection (including judicial or non-judicial foreclosure) or similar proceedings with respect to the Collateral.

     "Event of Default" means an "Event of Default" or "Default" as defined in any Financing Agreement.

     "Existing Credit Agreement" shall mean the First Amended and Restated Credit Agreement dated as of August 11, 1995 between USR and the Lender.

     "Existing Fees and Charges" means any fees, indemnities or other expenses the payment of which is required by the Existing Credit Agreement or the Existing Note Agreement.

     "Existing Note Agreement" shall mean the Note Agreement dated as of August 15, 1995 between USR and the Noteholders.

     "Financing Agreements" means the Bank Documents, the Noteholder Documents, any Interest Rate Protection Agreement, this Agreement, each other security document securing the Benefited Obligations, and any other instruments, documents or agreements entered into in connection with any Benefited Obligation or Financing Agreement.

     "Grantors" means USR and any other Person who grants any Collateral to the Collateral Agent under the Amended and Restated Security Agreement or any other security document securing the Benefited Obligations.

     "Hedging Exposure" means, on any date of determination for any Hedging Transaction, the amount, as calculated in good faith and in a commercially reasonable manner by the Lender that is USR's counterpart for such Hedging Transaction, which such Lender would pay to a third party (such amount being expressed as a negative number) or receive from a third party (such amount being expressed as a positive number) in an arm's-length transaction as consideration for the third party's entering into a new transaction with such Lender in which:
(a) such Lender holds the same position in the Hedging Transaction as it currently holds; (b) the third party holds the same position as USR currently holds; and (c) the new transaction has economic and other terms and conditions identical in all respects to such Hedging Transaction except that (i) the date of calculation shall be deemed to be the date of commencement of the new transaction and (ii) all period end dates shall correspond to all period end dates, if any, for such Hedging Transaction.

     "Hedging Transaction" means each interest rate swap transaction, basis swap transaction, forward rate transaction, commodity swap transaction, equity transaction, equity index transaction, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction or any other similar transaction (including any option with respect to any of these transactions and any combination of any of the foregoing) entered into by USR from time to time pursuant to an Interest Rate Protection Agreement; provided that such transaction is entered into for purposes of protection from price, interest rate, or currency fluctuations posed by debt, contract or purchase order obligations and not for speculative purposes.

     "Interest Rate Protection Agreement" means any interest rate swap, cap, floor, collar, forward rate agreement, or other rate protection transaction, or any combination of such transactions or agreements or any option with respect to any such transactions or agreements now existing or hereafter entered into between USR and any Lender.

     "Lenders" has the meaning ascribed to that term in the recitals hereto.

     "Letters of Credit" shall mean the standby letters of credit and the commercial letters of credit issued pursuant to the Credit Agreement.

     "Letters of Credit Usage" shall mean, as at any date of determination, the sum of (i) the Maximum Available Amount plus (ii) the aggregate amount of all drawings under the Letters of Credit honored by the Lenders and not theretofore reimbursed by USR.

     "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

     "Majority Benefited Parties" means (a) the Required Lenders under the Credit Agreement, and (b) Noteholders holding (or representing) at least 51% of the outstanding principal amount of the Senior Notes, each voting as a class, provided that if at any time the aggregate outstanding principal amount of the indebtedness (including all Letters of Credit Usage) evidenced by the Credit Notes or the aggregate outstanding principal amount of the

Senior Notes represents less than 10% of the sum of the aggregate outstanding principal amount of the indebtedness evidenced by the Senior Notes and the Credit Notes, then "Majority Benefited Parties" shall mean Benefited Parties, considered as a single class, holding more than 51% of the sum of (i) the outstanding principal amount of the Senior Notes, plus (ii) the outstanding principal amount of the Credit Notes.

     "Maximum Available Amount" shall mean, as of any date of determination, the amount that may be drawn under the Letters of Credit (whether or not the beneficiary thereof shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under the Letters of Credit).

     "New Fees and Charges" means (i) any fees, indemnities or other expenses the payment of which is not required by the Existing Credit Agreement or the Existing Note Agreement or (ii) any increase in the amount of such fees, indemnities or other expenses over the amount of Existing Fees and Charges.

     "Non-Directing Party" means, with respect to any particular instruction given to the Collateral Agent, each Party (and each Benefited Party represented by such Party) that has not given or agreed with such instruction given to the Collateral Agent.

     "Note Agreement" has the meaning ascribed to that term in the recitals hereto.

     "Noteholder Documents" means (i) the Note Agreement; (ii) the Senior Notes; and (iii) the Amended and Restated Security Agreement.

     "Noteholders" means the Persons named in the Note Agreement and each other Person which is, at the date of determination, a holder of a Senior Note.

     "Opinion of Counsel" means a written opinion of an attorney or firm of attorneys which in the case of any Person other than the Collateral Agent or Bank of America may not be an employee of such Person but in the case of the Collateral Agent or Bank of America may be an employee thereof, a copy of which opinion is furnished to each Benefited Party.

     "Party" has the meaning ascribed to that term in the recitals hereto.

     "Person" means any individual, corporation, partnership, trust or other entity.

     "Preferential Payment" means any payments or Proceeds from USR or any other source with respect to the Benefited Obligations (including from the exercise of any set-off) which are:

            (i) received by a Benefited Party within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to USR, or the acceleration of the Senior Notes or the Credit Notes, and which payment reduces the amount of the Benefited Obligations owed to such Benefited Party below the amount owed to such Benefited Party as of the 90th day prior to such occurrence, or

            (ii) received by a Benefited Party (A) within 90 days prior to the occurrence of any Event of Default (other than an Event of Default arising as a result of the commencement of a Bankruptcy Proceeding) which has not been waived or cured within 45 days after the occurrence thereof and which payment reduces the amount of the Benefited Obligations owed to such Benefited Party below the amount owed to such Benefited Party as of the 90th day prior to the occurrence of such Event of Default or (B) within 45 days after the occurrence of such Event of Default, or

            (iii) received by a Benefited Party after the occurrence of a Special Event of Default except as provided in (S)5(b).

     "Proceeds" has the meaning assigned to it under the Code and, in any event, includes, but is not limited to, (a) any and all proceeds of any collection, sale or other disposition of the Collateral, (b) any and all amounts from time to time paid or payable under or in connection with any of the Collateral and
(c) amounts collected by the Collateral Agent or any Lender by way of set-off, deduction or counterclaim.

     "Required Lenders" means those Lenders having aggregate percentages of the revolving loan commitments and term loan commitments under the Credit Agreement entitled to act or refrain from acting under the Credit Agreement.

     "Required Noteholders" means, with respect to any particular Event of Default, the percentage of Noteholders required to accelerate the maturity of the Notes as a result of such Event of Default under the provisions of the Note Agreement.

     "Security Agreement" has the meaning ascribed to that term in the recitals hereto, and shall include any other agreements or instruments relating to Collateral which are executed and delivered after the date hereof.

     "Senior Debt" means debt for borrowed money, other than the Senior Notes and the Credit Agreement, which is not subordinated in right of payment to any other obligation of USR.

     "Senior Note Obligations" means all outstanding and unpaid obligations of every nature of USR from time to time to the Noteholders under the Noteholder Documents, including, without limitation, the Acceleration Premium Obligations and all fees, collection costs and other expenses otherwise accruing under the Noteholder Documents.

     "Senior Notes" has the meaning ascribed to that term in the recitals hereto.

     "Special Event of Default" shall mean (i) the commencement of a Bankruptcy Proceeding with respect to USR, (ii) any other Event of Default which has not been waived or cured within 45 days after the occurrence thereof, or (iii) the acceleration of the Senior Notes or the Credit Notes.

     "Special Trust Account" shall mean that certain interest bearing trust account maintained by or on behalf of the Collateral Agent for the purpose of receiving and holding Preferential Payments.

     "Successor Credit Agreement" shall mean any replacement, refinancing or restructuring of the Existing Credit Agreement; provided that each Successor Lender thereunder or an agent acting on behalf of all such Successor Lenders has executed an acknowledgment to this Agreement in the form attached hereto as Exhibit B-1.

     "Successor Lenders" has the meaning ascribed to that term in the recitals hereto.

     "Successor Note Agreement" shall mean any replacement, refinancing or restructuring of the Existing Note Agreement; provided that each Successor Lender thereunder or an agent acting on behalf of all such Successor Lenders has executed an acknowledgment to this Agreement in the form attached hereto as Exhibit B-2.

     "Successor Noteholders" has the meaning ascribed to that term in the recitals hereto.

     "USR" has the meaning ascribed to that term in the introductory paragraph hereto.

SECTION 2.  APPOINTMENT OF COLLATERAL AGENT.

     Each of the Lenders and each Noteholder hereby irrevocably (subject to
(S)8(g)) appoints, designates and authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and the Amended and Restated Security Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or the Amended and Restated Security Agreement, together with such powers as are reasonably
incidental thereto.   Notwithstanding any provision to the contrary contained
elsewhere in this Agreement or the Amended and Restated Security Agreement, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein, nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with any Lender or any Noteholder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the Amended and Restated Security Agreement or otherwise exist against the Collateral Agent.

SECTION 3. DECISIONS RELATING TO ADMINISTRATION AND EXERCISE OF REMEDIES VESTED IN THE MAJORITY BENEFITED PARTIES.

     (a) Except as set forth in (S)3(g), the Collateral Agent agrees that it will not release Liens or Collateral or commence Enforcement without the direction of the Majority Benefited Parties. The Collateral Agent agrees to administer the Amended and Restated Security Agreement and the Collateral and to make such demands and give such notices under the Amended and Restated Security Agreement as the Majority Benefited Parties may request, and to take such action to enforce the Amended and Restated Security Agreement and to realize upon, collect and dispose of the Collateral or any portion thereof as may be directed by the majority benefited parties. The Collateral Agent shall not be required to take any action that is in the Opinion of Counsel contrary to law or to the terms of this Agreement or the Amended and Restated Security Agreement, or that would in the Opinion of Counsel subject it or any of its officers, employees, agents or directors to liability, and the Collateral Agent shall not be required to take any action under this Agreement or the Amended and Restated Security Agreement unless and until the Collateral Agent shall be indemnified to its reasonable satisfaction by one or more of the Benefited Parties against any and all loss, cost, expense or liability in connection therewith.

       (b) Each Party agrees that the Collateral Agent shall act as the Majority Benefited Parties may request (regardless of whether any individual Party or Benefited Party agrees, disagrees or abstains with respect to such request), that the Collateral Agent shall have no liability for acting in accordance with such request and that no Directing Party or Non-Directing Party shall have any liability to any Non-Directing Party or Directing Party, respectively, for any such request. The Collateral Agent shall give prompt notice to the Non-Directing Parties of action taken pursuant to the instructions of the Majority Benefited Parties to enforce the Amended and Restated Security Agreement; provided, however, that the failure to give any such notice shall not impair the right of the Collateral Agent to take any such action or the validity or enforceability under this Agreement of the action so taken. Notwithstanding anything herein to the contrary, the Majority Benefited Parties shall agree to release the Collateral from the security interests granted for the benefit of any Non-Directing Party only if the Collateral Agent is concurrently releasing the security interest granted with respect to such Collateral for all Benefited Parties having a security interest in such Collateral.

       (c) Each Party agrees that the only right of a Non-Directing Party under the Amended and Restated Security Agreement is for Benefited Obligations held by such Non-Directing Party to be secured by the Collateral for the period and to the extent provided therein and in this Agreement and to receive a share of the proceeds of the Collateral, if any, to the extent and at the time provided in the Amended and Restated Security Agreement and in this Agreement.

       (d) The Collateral Agent may at any time request directions from the Majority Benefited Parties as to any course of action or other matter relating hereto or relating to the Amended and Restated Security Agreement. Except as otherwise provided in this Agreement or the Amended and Restated Security Agreement, directions given by the Majority Benefited Parties to the Collateral Agent hereunder shall be binding on all Benefited Parties, including all Non-Directing Parties, for all purposes.

       (e) Nothing contained in this Agreement shall affect the rights of any Party to give USR or any other Grantor notice of any default, accelerate or make demand for payment of their respective Benefited Obligations under the Financing Agreements or collect payment thereof other than through a realization on or in respect of the Collateral or any part or portion thereof, nor shall anything contained in this Agreement be deemed or construed to affect the rights of any Party to administer, modify, waive or amend any term or provision of any Financing Agreement to which it and USR is a party, other than this Agreement, the Amended and Restated Security Agreement or any other security document securing the Benefited Obligations. If a Party (upon authorization of the Majority Benefited Parties) instructs the Collateral Agent to take any action, commence any proceedings or otherwise proceed against the Collateral or enforce the Amended and Restated Security Agreement, and such action or proceedings are or may be defective without the joinder of other Parties as parties, then all other Parties shall join in such actions or proceedings. Each Party agrees not to take any action to enforce any term or provision of the Amended and Restated Security Agreement or to enforce any of its rights in respect of the Collateral except through the Collateral Agent in accordance with this Agreement.

       (f) Any Benefited Party which has actual knowledge of an Event of Default, or facts which indicate that an Event of Default has occurred, shall deliver to the Collateral Agent a written statement describing such Event of Default or facts. Failure to do so, however, does not constitute a waiver of such Event of Default by the Benefited Parties.

       (g) Unless an Event of Default has occurred and is continuing, the Collateral Agent may, without the approval of the Benefited Parties as required herein, release any Collateral under the Amended and Restated Security Agreement which is permitted to be sold or disposed of by USR pursuant to the Credit Agreement and the Note Agreement and execute and deliver such releases as may be necessary to terminate of record the Benefited Parties' security interest in such Collateral. In determining whether any such release is permitted, the Collateral Agent may rely upon instructions from the Majority Benefited Parties.

SECTION 4.  APPLICATION OF PROCEEDS.

       (a) Any and all Proceeds received by the Collateral Agent in connection with an Enforcement and any Preferential Payments required to be paid to all Benefited Parties in accordance with the provisions of (S)5, shall be applied promptly by the Collateral Agent, as follows:

          First: To the payment of the reasonable costs and expenses of such sale, collection or other realization, including, without duplication, fees and expenses of counsel to the Collateral Agent evidenced by reasonable and customary computer back-up detail, unpaid collateral agency fees, and all reasonable expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith;

          Second: To the ratable payment of the Benefited Obligations to Benefited Parties (other than Existing Fees and Charges and New Fees and Charges), calculated in accordance with the provisions of (S)4(b) hereof;

          Third: To the ratable payment of the Existing Fees and Charges to Benefited Parties;

          Fourth: To the ratable payment of the New Fees and Charges to Benefited Parties; and

          Fifth: After payment in full of all Benefited Obligations, to the payment to or upon the order of Grantors, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

Until such Proceeds are so applied, the Collateral Agent shall hold such Proceeds in its custody in accordance with its regular procedures for handling deposited funds.

       (b) Any Proceeds received by the Collateral Agent in respect of the Collateral (net of any amounts applied in accordance with (S)4(a) FIRST) shall be applied in accordance with the priority set forth in (S)4(a) SECOND so that each Benefited Party shall receive payment of its proportionate amount of all such Proceeds, as the case may be. Payment shall be based upon the proportion which the amount of such Benefited Obligations of such Benefited Party bears to the total amount of all Benefited Obligations of all such Benefited Parties, including, without limitation, hedging exposure to any lender. For purposes of determining the proportionate amounts of all Benefited Obligations sharing in any such distribution: (i) the amount of the outstanding Credit Obligations shall be deemed to be the sum of the principal amount of the Credit Notes plus, subject to (S)4(c), all Letters of Credit Usage and all accrued interest and fees with respect thereto but excluding New Fees and Charges, (ii) the amount of the outstanding Senior Note Obligations shall be deemed to be the principal amount of the Senior Notes plus all accrued interest and fees with respect thereto, including, without limitation, the Acceleration Premium Obligations, but excluding New Fees and Charges, and (iii) the amount of the outstanding Hedging Exposure shall be deemed to be the amount of USR's obligations then due and payable (exclusive of expenses or similar liabilities, but including early termination payments then due) in connection with any Hedging Transaction and all accrued interest and fees with respect thereto, but excluding New Fees and Charges.

       (c) Notwithstanding anything herein to the contrary, any amounts distributed for application to USR's liabilities with respect to any such undrawn Letters of Credit shall be held by the Lenders as collateral security for such liabilities until a drawing thereon, at which time such collateral shall be applied to such liabilities. If Letters of Credit constituting part of the Credit Obligations expire without having been drawn upon in full, the undrawn portion shall be excluded from the Credit Obligations for purposes of
(S)(S)4(a) and (b) hereof, all as though such undrawn portion had never existed. If distributions have previously been made under (S)(S)4(a) and (b) hereof with respect to Letters of Credit constituting part of the Credit Obligations which expire without having been drawn upon in full, the amounts due each Benefited Party out of such distribution shall be redetermined by excluding the undrawn amount of such expired Letters of Credit from the calculations under such sections and if a redetermination reveals that there has been an overpayment to any Benefited Party, each Benefited Party which received such an overpayment shall pay to those other Benefited Parties who were underpaid in respect of such distribution the amount of the underpayment and in return the remitted Benefited Parties shall receive from each such underpaid Benefited Party a non-recourse participation in the Benefited Obligations owing to such underpaid Benefited Parties in the amount of the underpayment paid over to such Benefited Party.

       (d) Payments by the Collateral Agent in respect of (i) the Credit Obligations shall be made to the Lenders in accordance with the Credit Agreement; (ii) the Senior Note Obligations shall be made as directed in writing by the Noteholder to whom such Senior Note Obligations are owed; and
(iii) Hedging Exposure shall be made as directed by the Lender to which such is owed.

SECTION 5.  PREFERENTIAL PAYMENTS AND SPECIAL TRUST ACCOUNT.

       (a) The Collateral Agent shall give each Benefited Party a written notice (a "Notice of Special Default") promptly after being notified in writing by a Benefited Party that a Special Event of Default has occurred. After the receipt of such Notice of Special Default, all Preferential Payments other than those payments received pursuant to (S)5(b) shall be deposited into the Special Trust Account. Each Benefited Party agrees that no event of default shall occur as a result of payments so made on a timely basis to the Collateral Agent.

       (b) If (i) such Special Event of Default is waived by the Required Lenders or the Required Noteholders, or both, as the case may be, and if no other Event of Default has occurred and is continuing, (ii) such Special Event of Default is cured by USR or by any amendment of the Credit Agreement or the Note Agreement, as the case may be, and if no other Event of Default has occurred and is continuing or (iii) the Benefited Obligations have not been accelerated and the Majority Benefited Parties have not instructed the Collateral Agent to seek the appointment of a receiver, commence litigation against USR, liquidate the Collateral, commence a Bankruptcy Proceeding against USR, seize Collateral, or exercise other remedies of similar character prior to the 90th day following such Special Event of Default, the Collateral Agent thereupon shall return all amounts, together with their pro rata share of interest earned thereon, held in the Special Trust Account representing payment of any Benefited Obligations to the Benefited Party initially entitled thereto, and no payments thereafter received by a Benefited Party shall constitute a Preferential Payment by reason of such cured or waived Special Event of Default. No payment returned to a Benefited Party for which such Benefited Party has been obligated to make a deposit into the Special Trust Account shall thereafter ever be characterized as a Preferential Payment. If the Special Event of Default is an Event of Default under the terms of the Credit Agreement and the Note Agreement, the Collateral Agent shall not return any payments to the Benefited Parties pursuant to (i) above unless the Required Lenders and the Required Noteholders have each waived such Special Event of Default.

       (c) Each Benefited Party agrees that upon the occurrence of a Special Event of Default it shall (i) promptly notify the Collateral Agent of the receipt of any Preferential Payments, (ii) hold such amounts in trust for the Benefited Parties and act as agent of the Benefited Parties during the time any such amounts are held by it, and (iii) deliver to the Collateral Agent such amounts for deposit into the Special Trust Account.

       (d) If (i) an Event of Default has occurred and has not been waived or cured within 90 days after the occurrence thereof, (ii) the Benefited Obligations have been accelerated or (iii) the Majority Benefited Parties have instructed the Collateral Agent to seek the appointment of a receiver, commence litigation against USR, liquidate the Collateral, commence a Bankruptcy Proceeding against USR, seize Collateral, or exercise other remedies of similar character, then all funds, together with interest earned thereon, held in the Special Trust Account and all subsequent Preferential Payments shall be applied in accordance with the provisions of
(S)4(a) above. Any Lender or any Noteholder which is aware of the same, shall give the Collateral Agent written notice of any Event of Default which has occurred and which has not been waived or cured within 90 days after the occurrence thereof, provided that failure to give any such notice shall not modify, amend or otherwise prejudice or affect the rights of any Lender or Noteholder hereunder.

SECTION 6.  INFORMATION.

     If the Collateral Agent proceeds to enforce the Amended and Restated Security Agreement or to collect, sell, otherwise dispose of or take any other action with respect to any of such agreements or the Collateral or any portion thereof or proposes to take any other action pursuant to or contemplated by this Agreement, the Parties hereto agree as follows:

            (a) Bank of America shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the outstanding Credit Obligations as at such date as the Collateral Agent may specify; and (ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by the Lenders to be applied to satisfy Credit Obligations. The Lenders shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (b) Each Noteholder shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the outstanding Senior Note Obligations owed to such Noteholder as at such date as the Collateral Agent may specify; (ii) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the amount that would be payable as a "Make Whole Amount" under (S)6.3 of the Note Agreement or any successor provision thereto if such "Make Whole Amount" were payable as of such date as the Collateral Agent may specify and (iii) promptly from time to time thereafter, notify the Collateral Agent of any payment received thereafter by such Noteholder to be applied to the principal of or interest or "Make Whole Amount" on the Senior Note Obligations owing to such Noteholder. Each Noteholder shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (c) Each Lender party to a Hedging Transaction shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the notional amount under such Hedging Transaction and the amount payable by USR upon early termination of such Hedging Transaction at the date of termination as fixed by such Interest Rate Protection Agreement and (ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by such Lender to be applied to amounts due upon early termination of such Hedging Transaction. Such

     Lender shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

            (d) Each Lender party to any Letter of Credit shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the Letter of Credit Usage applicable to such Letter of Credit and (ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by such Lender to be applied to amounts due under such Letter of Credit. Such Lender shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

SECTION 7.  ADDITIONAL PARTIES.

     Provided that it is permitted to do so by the terms of the Credit Agreement and the Note Agreement, USR may enter into one or more Successor Credit Agreements or Successor Note Agreements and, pursuant thereto, incur additional Senior Debt. The Senior Debt outstanding under such Successor Credit Agreements or Successor Note Agreements, as the case may be, shall be secured by the Collateral as provided herein and in the Amended and Restated Security Agreement; provided that, at the time USR enters into any such Successor Credit Agreements or Successor Note Agreements, each Successor Lender party to such Successor Credit Agreement, or the agent on behalf of all such Successor Lenders to such Successor Credit Agreement, and each Successor Noteholder party to such Successor Note Agreement, as the case may be, shall sign an acknowledgment in the form of Exhibit B-1 or Exhibit B-2, respectively, attached to this Agreement, by which each such Successor Lender or each such Successor Noteholder, as the case may be, agrees to be bound by the terms of this Agreement, and by delivering a signed acknowledgment hereof executed by USR and each Grantor to the Collateral Agent; and provided further that on the date of execution and delivery of such Successor Credit Agreement or Successor Note Agreement, the incurrence by USR of $1.00 of additional Indebtedness would not constitute an Event of Default under the Note Agreement.

SECTION 8.  DISCLAIMERS, INDEMNITY, ETC.

       (a) The Collateral Agent may execute any of its duties under this Agreement or the Amended and Restated Security Agreement by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel (including in-house counsel) concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

       (b) Neither the Collateral Agent nor any of its employees shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the Amended and Restated Security Agreement or the transactions contemplated hereby (except for its own or their gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders or Noteholders for any recital, statement, representation or warranty made by USR, or any officer thereof, contained in this

Agreement or the Amended and Restated Security Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or the Amended and Restated Security Agreement or the validity, effectiveness, genuineness, enforceability, sufficiency of this Agreement or the Amended and Restated Security Agreement or for any failure of USR to perform its obligations hereunder or thereunder. Neither the Collateral Agent nor any of its employees shall be under any obligation to any Lender or any Noteholder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the Amended and Restated Security Agreement, or to inspect the properties, books or records of USR.

       (c) The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, statement or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (but not including counsel to USR), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or the Amended and Restated Security Agreement unless it shall first receive such advice or concurrence by the Majority Benefited Parties customarily and reasonably acceptable to the Collateral Agent and, if it so requests, it shall first be indemnified by the Benefited Parties ratably in accordance with the amount of the Benefited Obligations held by such Benefited Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action to the extent not otherwise reimbursed hereunder. Any such indemnity given by a Benefited Party which is a bank, trust company, savings and loan association, pension fund, investment company, insurance company, fraternal benefit society, broker or dealer or other similar financial institution or entity, regardless of legal form, may be unsecured at the option of such Benefited Party. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or the Amended and Restated Security Agreement in accordance with a request or consent of the Majority Benefited Parties and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Benefited Parties.

       (d) The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Special Event of Default, unless the Collateral Agent shall have received written notice from a Lender, a Noteholder or USR referring to this Agreement, describing such Event of Default or Special Event of Default, and stating that such notice is a "notice of default". The Collateral Agent shall take such action with respect to such Event of Default or Special Event of Default as may be requested by the Majority Benefited Parties in accordance with (S)3; provided, however, that unless and until the Collateral Agent has received any such request, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Special Event of Default, as it shall deem advisable or in the best interest of the Lenders and the Noteholders.

       (e) Each Lender and each Noteholder acknowledges that the Collateral Agent-Related Persons has not made any representation or warranty to it, and that no act by the Collateral Agent hereinafter taken, including any review of the affairs of USR and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Lender or Noteholder. Each Lender and each Noteholder acknowledges that it has, independently and without reliance upon the Collateral Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of USR and its Subsidiaries, and made its own decision to enter into this Agreement and to extend credit to USR hereunder. Each Lender and Noteholder also represents that it will, independently and without reliance upon the Collateral Agent-Related Persons and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement or the Amended and Restated Security Agreement, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of USR. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders and the Noteholders by the Collateral Agent, the Collateral Agent shall not have any duty or responsibility to provide any Lender or Noteholder with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of USR which may come into the possession of any of the Collateral Agent-Related Persons.

       (f) Each of the Benefited Parties severally agrees (i) to reimburse the Collateral Agent in accordance with its pro rata share for any expenses incurred by the Collateral Agent, including, without duplication of legal services rendered, reasonable fees and disbursements of counsel to the Collateral Agent evidenced by reasonable and customary computer back-up detail, arising out of or as a result of the execution and delivery of this Agreement or the Amended and Restated Security Agreement or the performance by the Collateral Agent pursuant thereto of its obligations thereunder or in connection of the enforcement or protection of the rights of the Collateral Agent and the Benefited Parties hereunder or under the Amended and Restated Security Agreement, in each case to the extent that the foregoing shall not have been reimbursed by USR or directly by one or more of the Benefited Parties or paid from the proceeds of the Collateral as provided herein and (ii) to the extent not reimbursed by USR or directly by one or more of the Benefited Parties or paid from the proceeds of the Collateral, to indemnify and hold harmless the Collateral Agent and the Collateral Agent-Related Persons in accordance with its pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent in any way relating to or arising out of this Agreement or the Amended and Restated Security Agreement or any action taken or omitted by them under this Agreement or the Amended and Restated Security Agreement including, without limitation, after the Collateral Agent has given notice pursuant to the second to the last sentence of
Section 8(h)(i) hereof, provided that no Benefited Party shall be liable to the Collateral Agent or any Collateral Agent-Related Person for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Collateral Agent or any Collateral Agent-Related Person.

       (g) Bank of America and its affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with USR and its Subsidiaries and Affiliates as though Bank of America were not the Collateral Agent hereunder and without notice to or consent of the Lenders or the Noteholders. The Lenders and Noteholders acknowledge that, pursuant to such activities, Bank of America or its subsidiaries may receive information regarding USR or its Subsidiaries (including information that may be subject to confidentiality obligations in favor of USR or such Subsidiary) and acknowledge that the Collateral Agent shall be under no obligation to provide such information to them. With respect to its loans to USR, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Collateral Agent, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

       (h) (i) The Collateral Agent may resign at any time by giving at least 30 days' notice thereof to the Parties (such resignation to take effect upon the acceptance by a successor Collateral Agent of any appointment as the Collateral Agent hereunder) and the Collateral Agent may be removed as the Collateral Agent at any time by either (1) Benefited Parties holding (or representing) at least 60% of the outstanding principal amount under the Credit Notes (it being understood that, if the Required Lenders agree on any instruction to be given the Collateral Agent, the Required Lenders shall be entitled to vote on behalf of all Lenders for purposes of this clause) or (2) Benefited Parties holding (or representing) more than 51% of the outstanding principal amount under the Senior Notes. In the event of any such resignation or removal of the Collateral Agent, the Majority Benefited Parties shall thereupon have the right to appoint a successor Collateral Agent which is not a Benefited Party. If no successor Collateral Agent shall have been so appointed by the Majority Benefited Parties and shall have accepted such appointment within 30 days after the notice of the intent of the Collateral Agent to resign or the removal of the Collateral Agent, then the retiring Collateral Agent may, on behalf of the other Parties, appoint a successor Collateral Agent. Any successor Collateral Agent appointed pursuant to this clause shall be a commercial bank or other financial institution organized under the laws of the United States of America or any state thereof having (1) a combined capital and surplus of at least $250,000,000 and (2) a rating upon its long-term senior unsecured indebtedness of "A-2" or better by Moody's Investors Service, Inc. or "A" or better by Standard & Poor's Corporation. Notwithstanding the foregoing, in the event (y) the Collateral Agent shall have received a court order requiring that it resign as Collateral Agent or (z) the Collateral Agent shall have received a written opinion of independent outside counsel reasonably acceptable to the Benefited Parties holding (or representing) more than 51% of the outstanding principal amount of the Senior Notes that the performance by the Collateral Agent of its duties as Collateral Agent constitutes a conflict of interest, then in either such event, the Collateral Agent shall give written notice of such event to the Parties and the Collateral Agent may resign on the earlier of the 120th day following such notice or the date on which a successor Collateral Agent has accepted appointment hereunder. With regard to any such conflict of interest or perceived conflict of interest, the Parties agree to act in a commercially reasonable manner in addressing any such conflict of interest.

       (ii) Upon the acceptance by a successor Collateral Agent of any appointment as the Collateral Agent hereunder, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent. The retiring or removed Collateral Agent shall be discharged from its duties and obligations hereunder upon the appointment of the successor Collateral Agent. After any retiring or removed Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this (S)8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

SECTION 9.  INVALIDATED PAYMENTS.

     If any amount distributed by the Collateral Agent to a Benefited Party in accordance with the provisions of this Agreement is subsequently required to be returned or repaid by the Collateral Agent or such Benefited Party to USR or any Affiliate thereof or their respective representatives or successors in interest, whether by court order, settlement or otherwise (a "Repayment Event"), the Collateral Agent shall thereafter apply Proceeds received in a manner consistent with the terms of this Agreement such that all Benefited Parties receive such proportion of the Proceeds as would have been received had the original payment which gave rise to such Repayment Event not occurred. If a Repayment Event occurs which results in the Collateral Agent being required to return or repay any amount distributed by it under this Agreement, the Benefited Party to which such amount was distributed shall, promptly upon its receipt of a notice thereof from the Collateral Agent, pay the Collateral Agent such amount; provided that, if any Benefited Party shall fail to promptly pay such amount to the Collateral Agent, the Collateral Agent may deduct such amount from any amounts payable thereafter to such Benefited Party under this Agreement.

SECTION 10.  MISCELLANEOUS.

       (a) All notices and other communications provided for herein shall be in writing and may be sent by overnight air courier, facsimile communication or United States mail and shall be deemed to have been given when delivered by overnight air courier, upon receipt of facsimile communication if concurrently with transmission of such telecopy or telex, a copy thereof shall be sent by overnight courier to the address specified for such notice or communication, or four business days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this (S)10(a)) shall be set forth under each party's name on the signature pages (including acknowledgments) hereof.

       (b) This Agreement may be amended, modified or waived only by an instrument or instruments in writing signed by all of the holders of Benefited Obligations and the

Collateral Agent; provided, however, that (S)7 of this Agreement may not be amended or modified without the written consent of USR.

       (c) This Agreement shall be binding upon and inure to the benefit of the Collateral Agent, each Party and their respective successors and assigns. In the event that the holder of any Credit Note or Senior Note shall transfer such Credit Note or Senior Note, USR shall promptly so advise the Collateral Agent. Each transferee of any Credit Note or Senior Note shall take such Credit Note or Senior Note subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken or authorized hereunder, by each previous holder of such Credit Note or Senior Note, prior to the receipt by the Collateral Agent of written notice of such transfer; and, except as expressly otherwise provided in such notice, the Collateral Agent shall be entitled to assume conclusively that the transferee named in such notice shall thereafter be vested with all rights and powers as a Party under this Agreement. The Collateral Agent shall not be obligated to give any Party notice of any such transfer.

       (d) This Agreement shall continue to be effective among the Parties even though a case or proceeding under any bankruptcy or insolvency law or any proceeding in the nature of a receivership, whether or not under any insolvency law, shall be instituted with respect to USR or any other Grantor, or any portion of the property or assets of USR or any other Grantor, and all actions taken by the Parties with regard to such proceeding shall be by the Majority Benefited Parties; provided, however, that nothing herein shall be interpreted to preclude any Party from filing a proof of claim with respect to its Benefited Obligations or from casting its vote, or abstaining from voting, for or against confirmation of a plan of reorganization in a case of bankruptcy, insolvency or similar law in its sole discretion.

       (e) Each Party hereto agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments as any other Party hereto may reasonably request to carry into effect the terms, provisions and purposes of this Agreement or to better assure and confirm unto such other Party hereto its respective rights, powers and remedies hereunder.

       (f) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. A telecopy of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of effectiveness of this Agreement.

       (g) This Agreement shall become effective immediately upon execution by the Parties and shall continue in full force and effect until one year following the date upon which all Benefited Obligations are irrevocably paid in full and all commitments under the Credit Agreement have been terminated.

       (h) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

       (i) Headings of sections of this Agreement have been included herein for convenience only and should not be considered in interpreting this Agreement.

       (i) Nothing in this Agreement or the Amended and Restated Security Agreement, expressed or implied, is intended or shall be construed to confer upon or give to any Person other than the Benefited Parties, any right, remedy or claim under or by reason of any such agreement or any covenant, condition or stipulation herein or therein contained.

       (j) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date and year first written above.

                                     BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as a Lender


                                     By  /s/ Robert Troutman
                                        -------------------------------
                                        Robert Troutman
                                        Its Managing Director

                                     Notice Address:

                                     BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION
                                     Credit Products
                                     5618, 11th Floor
                                     555 S. Flower Street
                                     Los Angeles, CA  90071
                                     Attn:  Chas McDonell
                                     Telecopier No.: 213-228-2756
                                     Tel.: 213-228-2027


                                     BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Collateral
                                       Agent


                                     By  /s/ Charles Graber
                                       --------------------------------
                                       Charles Graber
                                       Its Vice President

                                     Notice Address:

                                     BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION
                                     Agency Management Services #5596
                                     1455 Market Street, 13th Floor
                                     San Francisco, California  94103
                                     Attn:  Charles Graber
                                     Telecopier No.:  415-622-4894
                                     Tel:  415-953-4626

                                     MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY, as a Noteholder



                                     By  /s/ John B. Joyce
                                       ---------------------------------
                                       Its Vice President

                                     Notice Address:

                                     MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY
                                     1295 State Street
                                     Springfield, Massachusetts  01111
                                     Attention:  Securities Investment Division


                                     JEFFERSON-PILOT LIFE INSURANCE
                                       COMPANY, as a Noteholder



                                     By  /s/ Robert E. Whalen II
                                       ---------------------------------
                                       Its Second Vice President

                                     Notice Address:

                                     JEFFERSON-PILOT LIFE INSURANCE
                                       COMPANY
                                     100 North Greene
                                     Greenboro, North Carolina  27401
                                     Attention:  Securities Administration  3630

                                     PRINCIPAL MUTUAL LIFE INSURANCE
                                       COMPANY, as a Noteholder



                                     By  /s/ Jon C. Heiny
                                       ---------------------------------
                                       Its Counsel


                                     By  /s/ Annette M. Masterson
                                       ---------------------------------
                                       Its Assistant Director
                                           Securities Investment

                                     Notice Address:

                                     PRINCIPAL MUTUAL LIFE INSURANCE
                                       COMPANY
                                     711 High Street
                                     Des Moines, Iowa  50392-0800
                                     Attention:  Investment Department--
                                        Securities Division
                                     Regarding Bond Number 1-B-60511
                                     Telefacsimile:  (515) 248-2490
                                     Confirmation:  (515) 248-3495


                                     PHOENIX HOME LIFE MUTUAL INSURANCE
                                       COMPANY, as a Noteholder



                                     By  /s/ Rosemary T. Strekel
                                       ---------------------------------
                                       Its Vice President

                                     Notice Address:

                                     PHOENIX HOME LIFE MUTUAL INSURANCE
                                       COMPANY
                                     One American Row
                                     Hartford, Connecticut  06115
                                     Attention:  Private Placements Division
                                     Telecopier Number:  (203) 275-5451

                                     PHOENIX AMERICAN LIFE INSURANCE
                                       COMPANY, as a Noteholder

                                     By  /s/ Lawrence Reitman
                                       ---------------------------------
                                       Its Vice President

                                     Notice Address:

                                     PHOENIX AMERICAN LIFE INSURANCE
                                       COMPANY
                                     c/o Phoenix Home Life Mutual Insurance
                                        Company
                                     One American Row
                                     Hartford, CT  06115
                                     Attn:  Private Placements Division

                                     ALEXANDER HAMILTON LIFE INSURANCE
                                       COMPANY OF AMERICA, as a Noteholder



                                     By  /s/ William Lang
                                       ---------------------------------
                                       Its Vice President-Credit Management

                                     Notice Address:

                                     ALEXANDER HAMILTON LIFE INSURANCE
                                       COMPANY OF AMERICA
                                     33045 Hamilton Court
                                     Farmington Hills, Michigan  48334
                                     Attention:  Bill Lang, Department R-12A

     U.S. Rentals, Inc. hereby acknowledges and agrees to the foregoing terms and provisions contained in this Intercreditor Agreement. By executing this Intercreditor Agreement, U.S. Rentals, Inc. agrees to be bound by the provisions thereof as they relate to the relative rights of the Benefited Parties as among such Benefited Parties; provided, however, that nothing in this Intercreditor Agreement shall amend, modify, change or supersede the respective terms of the Financing Agreements as between the Benefited Parties or any of them and U.S. Rentals, Inc. In the event of any conflict or inconsistency between the terms of this Intercreditor Agreement and the Financing Agreements, the Financing Agreements shall govern as between the Benefited Parties thereto and U.S. Rentals, Inc. U.S. Rentals, Inc. further agrees that the terms of this Intercreditor Agreement shall not give U.S. Rentals, Inc. any substantive rights vis a vis any Benefited Party or the Collateral Agent and that it shall not use the violation of this Intercreditor Agreement by any of the Parties hereto as a defense to the enforcement by any Benefited Party under any Financing Agreement, nor assert such violation as a counterclaim or basis for set-off or recoupment against any of them. U.S. Rentals, Inc. further acknowledges and agrees that the scope of the agency granted by this Intercreditor Agreement to the Collateral Agent hereunder is strictly limited by this Intercreditor Agreement and the Amended and Restated Security Agreement. By its execution hereof, U.S. Rentals, Inc. hereby represents to each of the Benefited Parties and the Collateral Agent that the execution, delivery and performance by U.S. Rentals, Inc. of the Note Agreement and the other Noteholder Documents does not constitute a violation of any of the provisions of the Credit Agreement or the Security Agreement.

     Without limiting the foregoing, U.S. Rentals, Inc. agrees with the Collateral Agent that in the event that any Senior Note is transferred and such transfer is registered pursuant to (S)9.1 of the Note Agreement, it will promptly and in any event within 30 days following the date of transfer of such Senior Note notify the Collateral Agent of such fact and identify the transferee of such Senior Note, provided that the agreement to give such notice by USR shall not be a condition to such transfer nor shall the failure for any reason whatsoever of USR to give such notice of any such transfer to the Collateral Agent have any effect whatsoever on the validity and effectiveness of such transfer.


                                     U.S. RENTALS, INC.


                                     By  /s/ John S. McKinney
                                       ---------------------------------
                                       Title: Vice President and Chief
                                              Financial Officer
                                       Date:  08/17/95

                FORM OF AMENDED AND RESTATED SECURITY AGREEMENT
                                   (ATTACHED)

                         [See Conformed Copy at Tab 2]








                                   Exhibit A
                          (to Intercreditor Agreement)

                           FORM OF ACKNOWLEDGMENT TO
                 INTERCREDITOR AGREEMENT FOR SUCCESSOR LENDERS
                       UNDER A SUCCESSOR CREDIT AGREEMENT

     Reference is hereby made to the Intercreditor Agreement dated as of August 15, 1995 (the "Agreement"), among the Lenders party to the Credit Agreement and the Collateral Agent, and the Noteholders party thereto and certain other parties, if any, thereto. The undersigned Successor Lender or its agent has entered into a Credit Agreement dated as of _______________ with U.S. Rentals, Inc. and desires the Credit Obligations with respect thereto to be secured by the Amended and Restated Security Agreement. The undersigned acknowledges the terms of the Agreement and agrees to be bound thereby.


                                     __________________________________,
                                        as a Successor Lender


                                     By_________________________________
                                       Title____________________________
                                       Date_____________________________

                                     Notice Address:

                                     ___________________________________
                                     ___________________________________
                                     ___________________________________

                                     Acknowledged and Agreed:

                                     U.S. RENTALS, INC.


                                     By_________________________________
                                       Title____________________________
                                       Date_____________________________

                                     BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Collateral
                                       Agent

                                     By_________________________________
                                     Its________________________________



                                  Exhibit B-1
                          (to Intercreditor Agreement)

                                     ___________________________________
                                     (Other Grantors)


                                     By_________________________________
                                       Title____________________________
                                       Date_____________________________

                           FORM OF ACKNOWLEDGMENT TO
               INTERCREDITOR AGREEMENT FOR SUCCESSOR NOTEHOLDERS
                        UNDER A SUCCESSOR NOTE AGREEMENT

     Reference is hereby made to the Intercreditor Agreement dated as of August 15, 1995 (the "Agreement"), among the Lenders party to the Credit Agreement and the Collateral Agent and the Noteholders party thereto and certain other parties, if any, thereto. The undersigned Successor Noteholder has entered into a Note Agreement dated as of _____________ with U.S. Rentals, Inc. and desires the Senior Note Obligations with respect thereto to be secured by the Amended and Restated Security Agreement. The undersigned acknowledges the terms of the Agreement and agrees to be bound thereby.


                                     ___________________________________,
                                        as a Successor Noteholder


                                     By_________________________________
                                       Title____________________________
                                       Date_____________________________

                                     Notice Address:

                                     ___________________________________
                                     ___________________________________
                                     ___________________________________

                                     Acknowledged and Agreed:

                                     U.S. RENTALS, INC.


                                     By_________________________________
                                       Title____________________________
                                       Date_____________________________

                                     BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Collateral
                                       Agent

                                     By_________________________________
                                     Its________________________________



                                  Exhibit B-2
                          (to Intercreditor Agreement)

                                      __________________________________
                                      (Other Grantors)


                                     By_________________________________
                                       Title____________________________
                                       Date_____________________________


                                      -2-